SEC 873 (10/2000)     POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
                      INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO
                      RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB
                      CONTROL NUMBER.
 ................................................................................

                                                --------------------------------
                                                          OMB APPROVAL
                                                --------------------------------
                                                OMB NUMBER:            3235-0060
                                                EXPIRES:          MARCH 31, 2003
                                                ESTIMATED AVERAGE BURDEN
                                                HOURS PER RESPONSE..........1.25
                                                --------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 27, 2001
                                                 -------------------------------

                             Equity Marketing, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      23346                  13-3534145
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

           6330 San Vicente Boulevard, Los Angeles, California 90048
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (323) 932-4300
                                                    ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Reference is made to the press releases of the registrant, issued on April 25, 2001, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired.

                           None

                  (b)      Pro Forma Financial Information.

                           None

                  (c)      Exhibits.

                           EXHIBIT NO.      DESCRIPTION
                           -----------      -----------
                           Exhibit 99.1     Press Release of Equity Marketing, Inc. issued on April 25, 2001.

                           Exhibit 99.2     Press Release of Equity Marketing, Inc. issued on April 25, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUITY MARKETING, INC.
                                          ----------------------------------
                                                      (Registrant)

Date   April 27, 2001                            /s/ Leland P. Smith
       ------------------------------     ----------------------------------
                                                      (Signature)*
                                          Leland P. Smith
                                          Senior Vice President, General Counsel
                                          and Secretary



*Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
Exhibit 99.1      Press Release of Equity Marketing, Inc. issued on April 25, 2001.

Exhibit 99.2      Press Release of Equity Marketing, Inc. issued on April 25, 2001.